Pursuant to Rule 497(e)

Registration No. 033-8021

SUNAMERICA EQUITY FUNDS

SunAmerica Value Fund (the “Fund”)

Supplement dated January 8, 2010 to the Fund’s Prospectus

dated January 28, 2009, as supplemented and amended to date

On October 26, 2009, the Focused Large-Cap Value Portfolio, a series of SunAmerica Focused Series, Inc., was reorganized into the Fund (the “Reorganization”). In connection with the Reorganization, the advisory fee payable to SunAmerica Asset Management Corp. with respect to the Fund was reduced from an annual rate of 1.00% of the Fund’s average daily net assets to an annual rate of 0.75% of the Fund’s average daily net assets, effective as of October 26, 2009.

Accordingly, effective on October 26, 2009, the expense information for the Fund in the table under “Annual Fund Operating Expenses,” in the section “Fund Highlights” on page 16 of the Prospectus, is hereby restated as follows to reflect the new advisory fee rate:

	Value Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A		Class B		Class C		Class I(6)		Class Z(6)
Management Fees	0.75%		0.75%		0.75%		0.75%		0.75%
Distribution and Service (12b-1) Fees(4)	0.35%		1.00%		1.00%		None		None
Other Expenses†	0.49%		0.57%		0.56%		73.65%		0.19%
Total Annual Fund Operating Expenses Before Expense Reimbursement/(Recoupment)	1.59%		2.32%		2.31%		74.40%		0.94%
Expense Reimbursement (Recoupment)	(0.04%)		0.04%		0.03%		72.87%		(0.08%)
Net Expenses	1.63	%(5)(7)	2.28	%(5)(7)	2.28	%(5)(7)	1.53	%(5)(7)	1.02	%(5)(7)

(4)	Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5)	Through directed brokerage arrangements resulting from broker commission recapture, a portion of certain Funds’ expenses have been reduced. “Other Expenses” does not take into account this expense reduction and are, therefore, higher than the actual expenses of the Fund. Had the expense reductions been taken into account “Net Expenses” for each class would have been as follows:

Fund	Class A	Class B	Class C	Class I	Class Z
Value Fund	1.61%	2.26%	2.26%	1.51%	1.00%

(6)	Class Z shares are offered exclusively to participants in certain employee retirement plans and other programs. The Fund no longer accepts orders to buy Class I shares from new investors or existing shareholders.

(7)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts in the table below:

Fund	Class A	Class B	Class C	Class I	Class Z
Value Fund	1.63%	2.28%	2.28%	1.53%	1.06%

These expense waivers and/or fee reimbursements will continue indefinitely, subject to termination by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, as defined under section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Disinterested Trustees”).

†	“Other Expenses” have been restated to reflect fees and expenses as of the Fund’s fiscal year ended September 30, 2009.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP5_EFPRO_1-09

SUNAMERICA EQUITY FUNDS

SunAmerica Value Fund (the “Fund”)

Supplement dated January 8, 2010, to the Fund’s Statement of Additional Information (“SAI”)

dated January 28, 2009, as supplemented and amended to date

On October 26, 2009, the Focused Large-Cap Value Portfolio, a series of SunAmerica Focused Series, Inc., was reorganized into the Fund (the “Reorganization”). In connection with the Reorganization, the advisory fee payable to SunAmerica Asset Management Corp. with respect to the Fund was reduced from an annual rate of 1.00% of the Fund’s average daily net assets to an annual rate of 0.75% of the Fund’s average daily net assets, effective as of October 26, 2009.

Accordingly, on page B-64 of the SAI, in the Section “Advisers, Personal Securities Trading, Distributor and Administrator” the information relating to the advisory fee rate applicable to the Fund contained in the table is hereby deleted and replaced as follows:

FUND	FEE RATE (as a % of average daily net asset value)
Value Fund	0.75%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI-SUP3_EFPRO_1-09